Long-Term Incentive Plans	12 Months Ended
Dec. 31, 2023
Disclosure Of Longterm incentive plans [Abstract]
Long-term incentive plans	Long-term incentive plans
Share appreciation rights
Prior to 2020, the Group granted SARs to three former employees. During the year ended 31 December 2021 and 2020, the Group granted SARs to one and two current employees, respectively. There were no new granted SARs in the years ended 31 December 2023 and 2022.
Settlement of SARs
In connection with the closing of the Business Combination, the Company reached a settlement agreement for share appreciation rights previously awarded to certain current and former employees. The rights were settled as follows:
•two former employees will each receive 1,755,291 Ordinary Shares to be issued one year after the Closing Date. In accordance with IFRS 2, the settlements were accounted for as a modification of a share-based payment transaction that changes the awards classification from cash-settled to equity-settled;
•one former employee will receive a $1.5 million cash payment in July 2022; and
•one current employee can elect to receive a cash payment of $1.5 million or 150,000 Ordinary Shares to be issued one year after the Closing Date. The Company recognized the cash settlement option as a liability with a fair value of $0.8 million and the share settlement option as equity with a fair value of $0.7 million.
The settlement agreements resulted in a net $36.8 million decrease in the SARs liability, a $31.0 million increase in equity equal to the fair value of the Ordinary Shares issued to the two former employees, a $1.5 million increase in other current liabilities, and income of $4.3 million in "General and administrative expense" recognized for the difference between the extinguished liabilities and the fair value of consideration paid to the current and former employees. As of 31 December 2022, the Company recognized $0.7 million as an other current liability related to the remaining SARs liability.
All liabilities described above have been fully settled in 2023 as follows:
•Shares were delivered to the two former employees, on a net basis after tax withholding, resulting in a total of 2,465,845 shares which has been reflected accordingly in Note 19.
•The employee who could choose between receiving $1.5 million or 150,000 Ordinary Shares elected to receive the cash payment.
Employee incentive plan
Movements in the Group’s employee incentive plan liabilities during the years ended 31 December 2023 and 2022 are as follows:

	2023	2022
Balance at 1 January	12,317	14,935
Additions	78	5,075
Payments	(11,736)	(7,693)
Balance at 31 December prior to reclassification	659	12,317
Reclassified to other current liabilities	(659)	(11,773)
Balance at 31 December	—	544